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                        SUPPLEMENT DATED JANUARY 21, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

                            SELECT TEN PLUS FUND, LLC


On December 17, 1999, ARM Financial Group, Inc. (ARM), announced that it had signed a definitive agreement whereby Western & Southern Life Insurance Company (WESTERN & SOUTHERN) would acquire the insurance subsidiaries of ARM (the TRANSACTION). ARM is also the parent company of Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL), the investment adviser to Select Ten Plus Fund, LLC (the
FUND). Integrity Capital is not being sold in the Transaction. The Transaction is expected to close late in the first quarter of 2000. The Transaction is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the Transaction is subject to the approval of various state departments of insurance and other customary conditions to closing.

Integrity Capital has advised the Fund that the bankruptcy filing by ARM has not affected, and is not expected to affect, its ability to continue to provide the Fund with services of the same nature and quality as in the past. However, it is contemplated that upon consummation of the Transaction, Integrity Capital will cease operations as an investment adviser. Therefore, as part of the Transaction, it is contemplated that the investment advisory agreement between Integrity Capital and the Fund will be assigned to an advisory affiliate of Western & Southern, subject to approval by the Board of Directors of the Fund and the shareholders of each Portfolio.